SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2004

                        Commission File Number: 000-50146


             (Exact name of registrant as specified in its charter)

Nevada                  Tornado Gold International Corp.             94-3409645
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

3841 Amador Way, Reno, Nevada                                             89502
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(Address of principal executive offices)                              (Zip Code)

                                 (775) 827-2324
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)

                                  Nucotec, Inc.
                                  -------------
                   (Former name, if changed since last report)





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ITEM 5. OTHER EVENTS

NAME CHANGE. On July 7, 2004, the Registrant changed its name from Nucotec, Inc. to Tornado Gold International Corp. The name change became effective with the filing of a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State. The Registrant's purpose in changing its name was to reflect a change in its business focus.

The name change was approved on May 12, 2004, by unanimous approval of the Registrant's Board of Directors. In addition, shareholders holding a majority of the Registrant's outstanding common stock approved those actions by written consent in lieu of a meeting on May 12, 2004, in accordance with the relevant sections of the Nevada Revised Statutes.

CHANGE OF SYMBOL AND CUSIP NUMBER. Concurrent with these changes, the Registrant has a new symbol and CUSIP Number. The Registrant's symbol will change from "NCTE" to "TOGI" effective July 14, 2004, and its CUSIP Number has changed to 89108P 10 8.


INDEX TO EXHIBITS
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3.1.1     Certificate of Amendment to Articles of Incorporation




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Tornado Gold International Corp.


July 13, 2004                      By:     /s/  Earl Abbott
                                           ------------------------------------
                                           Earl Abbott, President and
                                           Chief Executive Officer